UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2007

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

125 CambridgePark Drive, 6th Floor
Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Advanced Magnetics, Inc.

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws. Change in Fiscal Year.

On July 24, 2007, Advanced Magnetics, Inc. (the “Company”) changed its name to AMAG Pharmaceuticals, Inc.  The name change was effected pursuant to Section 253 of the Delaware General Corporate Law through a merger of a newly-created, wholly-owned subsidiary with and into the Company.  A copy of the Company’s Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, amending Paragraph FIRST of the Company’s Certificate of Incorporation solely to reflect the Company’s new corporate name, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On July 24, 2007, the Amended and Restated Bylaws of the Company (the “Bylaws”) were amended to reflect the change of the Company name.

A copy of the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby files the following exhibits:

3.1                                 Certificate of Ownership and Merger

3.2                                 Amended and Restated Bylaws

The Company hereby furnishes the following exhibit:

99.1                           Press Release dated July 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

	By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Vice
President of Legal Affairs

Date: July 24, 2007

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Ownership and Merger
3.2	Amended and Restated Bylaws.
99.1	Press release, dated July 24, 2007.